iM DBi Hedge Strategy ETF
SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 76.6%
U.S. Treasury Bills - 76.6% (a)(b)
0.040%, 04/01/2021	$306,000	$306,000
0.025%, 04/08/2021	390,000	390,000
0.040%, 04/15/2021	388,000	387,999
0.030%, 04/22/2021	469,000	468,999
0.015%, 04/27/2021	132,000	131,999
0.015%, 04/29/2021	765,000	764,997
0.035%, 05/11/2021	35,000	35,000
0.015%, 05/13/2021	294,000	293,995
0.040%, 05/20/2021	559,000	558,992
0.030%, 05/27/2021	2,988,000	2,987,965
0.040%, 06/03/2021	172,000	171,997
0.030%, 06/17/2021	459,000	458,990
0.015%, 06/24/2021	56,000	55,999
0.045%, 06/29/2021	99,000	98,999
0.020%, 07/01/2021	194,000	193,990
0.090%, 07/08/2021	615,000	614,977
0.090%, 07/15/2021	437,000	436,987
0.095%, 07/22/2021	218,000	217,992
0.085%, 07/29/2021	565,000	564,972
0.070%, 08/05/2021	1,053,000	1,052,956
0.050%, 08/12/2021	35,000	34,998
0.060%, 08/19/2021	1,821,000	1,820,881
0.045%, 08/26/2021	553,000	552,961
0.060%, 09/02/2021	1,154,000	1,153,901
0.060%, 09/09/2021	353,000	352,970
0.055%, 09/16/2021	181,000	180,981
0.040%, 09/23/2021	308,000	307,964
TOTAL SHORT-TERM INVESTMENTS (Cost $14,598,073)		14,598,462
TOTAL INVESTMENTS (Cost $14,598,073)		14,598,462
Other Assets in Excess of Liabilities - 23.4%		4,453,123
TOTAL NET ASSETS - 100.0%		$19,051,585

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond. The effective yield to maturity is listed.
(b)	All or a portion of this security is held as collateral for certain futures contracts.

iM DBi Hedge Strategy ETF
SCHEDULE OF OPEN FUTURES CONTRACTS (a)
March 31, 2021 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Settlement Month	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Purchased Contracts:
MSCI Emerging Market Index Futures	77	Jun-21	$5,232,180	$5,091,625	$(140,555)
U.S. Treasury 2-Year Note Futures	43	Jun-21	9,496,464	9,491,242	(5,222)
90-day Euro-Dollar Futures	38	Sep-22	9,469,438	9,464,850	(4,588)
U.S. Dollar Index Futures	22	Jun-21	2,022,059	2,051,192	29,133
Russel 2000 E-mini Futures	16	Jun-21	1,856,150	1,778,000	(78,150)
MSCI EAFE Index Futures	13	Jun-21	1,429,237	1,424,800	(4,437)
Nasdaq 100 E-mini Futures	11	Jun-21	2,872,390	2,879,745	7,355
U.S. Treasury Long Bond Futures	10	Jun-21	1,600,803	1,545,938	(54,865)
S&P Mid Cap 400 E-mini Futures	8	Jun-21	2,091,872	2,084,240	(7,632)
U.S. Treasury Ultra Bond Futures	8	Jun-21	1,510,157	1,449,750	(60,407)
					(319,368)

Contracts Sold:
Euro FX Currency Futures	(13)	Jun-21	(1,938,668)	(1,908,075)	30,593
Japanese Yen Currency Futures	(4)	Jun-21	(461,623)	(451,775)	9,848
Canadian Dollar Currency Futures	(4)	Jun-21	(348,333)	(344,525)	3,808
British Pound Currency Futures	(4)	Jun-21	(316,757)	(318,280)	(1,523)
					42,726
					$(276,642)

(a)	Mizuho Securities USA LLC is the counterparty for all Open Futures Contracts held by the Fund at March 31, 2021.

Summary of Fair Value Measurements at March 31, 2021. (Unaudited)

    The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 -
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the Fund's consolidated investments and other financial instruments as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury Obligations	$-	$14,598,462	$-	$14,598,462
Total Short-Term Investments	-	14,598,462	-	14,598,462
Total Investments in Securities	$-	$14,598,462	$-	$14,598,462

Other Financial Instruments*
Futures:
Long Futures Contracts	$(319,368)	$-	$-	$(319,368)
Short Futures Contracts	42,726			42,726
Total Futures Contracts	$(276,642)	$-	$-	$(276,642)

*  Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

Derivative Instruments and Hedging Activities

The Fund has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund's hedge strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies.
Fund positions in those contracts are determined based on a proprietary, quantitative model - the Dynamic Beta Engine - that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds, which are hedge funds that use futures or forward contracts to achieve their investment objectives. During the period ended March 31, 2021, the Fund used long and short contracts on U.S.government bonds, U.S. and foreign equity market indexes, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity Contracts - Futures*	Unrealized appreciation on futures contracts	$ 7,355	Unrealized depreciation on futures contracts	$ (230,774)
Foreign Exchange Contracts - Futures*	Unrealized appreciation on futures contracts	73,382	Unrealized depreciation on futures contracts	(6,111)
Interest Rate Contracts - Futures*	Unrealized appreciation on futures contracts	-	Unrealized depreciation on futures contracts	(120,494)
Total		$ 80,737		$ (357,379)

*Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.